UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)          April 27, 2004
                                                 -------------------------------


                            RELM WIRELESS CORPORATION
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             (Exact name of registrant as specified in its charter)



                                     NEVADA
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                 (State or other jurisdiction of incorporation)



                000-07336                                59-34862971
         ------------------------              ---------------------------------
         (Commission File Number)              (IRS Employer Identification No.)

7100 Technology Drive, West Melbourne, FL                    32904
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 (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code           (321) 984-1414
                                                   -----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 27, 2004, the Company issued a press release announcing its operating results for the first quarter ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

Exhibit
Number
-------

 99.1                Press Release issued by the Company on April 27, 2004


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         RELM WIRELESS CORPORATION
                                               (Registrant)


                                         By: /s/ William P. Kelly
                                             ---------------------------
                                             William P. Kelly
Dated:  April 28, 2004                       Executive Vice President
                                             and Chief Financial Officer


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
                                  Exhibit Index
                                  -------------




Exhibit
Number              Description
-------             -----------

99.1                Press Release issued by the Company on April 27, 2004